Related Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-In-Interest Transactions

Note 3 – Related Party and Party-In-Interest Transactions

The Plan allows for transactions with certain parties who may perform services or have fiduciary responsibilities to the Plan, including the Company. The Plan invests in shares of mutual funds or commingled trust funds managed by an affiliate of Fidelity, a subsidiary of which is the trustee of the Plan. These transactions qualify as party-in-interest transactions.

The Plan invests in common stock of the Company and issues loans to participants, which are secured by the balances in the participants’ accounts. During the year ended December 31, 2025, the Plan purchased 25,655 shares of the ADTRAN Holdings, Inc. Common Stock Fund for $209,920 and disposed of 31,017 shares for $266,895.

Fidelity Investments provides certain administrative services to the Plan pursuant to the Fidelity Investments Retirement Plan Service Agreement (the “Agreement”) between the Company and Fidelity Investments. The Company receives revenue credits from Fidelity Investments, which result from revenue-sharing agreements from the Plan’s investments. This revenue is reported as other income and may be applied as payment of administrative expenses incurred by the Plan or allocated back to participant accounts. Revenue sharing receipts of $182,373 were used to pay investment advisory fees during the year ended December 31, 2025. Revenue sharing account funds of $371,954 were allocated back to participant accounts during the year ended December 31, 2025. Unallocated revenue sharing account balances totaled $193,073 and $149,141 at December 31, 2025 and 2024, respectively.